                       SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C.


                                    FORM 8-K


                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of Earliest Event Reported) January 30, 1998
                                                         ----------------

                                 MED/WASTE, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

              DELAWARE                                     0-22294                         65-0297759
----------------------------------------------      ---------------------       ---------------------------------
(State or other jurisdiction of incorporation)      (Commission File No.)       (IRS Employer Identification No.)


               6175 N.W. 153rd Street, Miami Lakes, Florida 33014
              ----------------------------------------------------
              (Address of principal executive office and Zip Code)


       Registrant's telephone number, including area code: (305) 819-8877
                                                           --------------



                                 NOT APPLICABLE
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


                               Page 1 of 35 Pages
                             Exhibit Index on Page 3

Item 2.        Acquisition or Disposition of Assets.

               On January 30, 1998, Med/Waste, Inc. (the "Company"), a Delaware corporation, sold 100% of the capital stock of The Kover Group, Inc. ("Kover"), an Ohio corporation to MPK Holdings, Ltd., an Ohio limited liability company ("MPK"). MPK is wholly owned by Phillip W. Kubec and Melissa Kubec, his wife (the "Kubecs"). Mr. Kubec was the president and chief executive officer of Kover and a director of the Company. The Company received aggregate consideration for the sale of Kover of $2,700,000, payable $1.2 million in cash at closing and the balance of $1.5 million in promissory notes. The Company received two promissory notes, one for $960,000 from MPK (the "MPK Note") and one for $540,000 from Kover (the "Kover Note"). The MPK Note is payable interest only monthly at the rate of 8.25% per annum, with the principal balance due at the end of five years. The Kover note is payable interest only monthly at the rate of 8.25% per annum with the principal due at the end of seven (7) years. The MPK Note is guaranteed by Kover and the Kubecs and is secured by a pledge of 100% of the capital stock of Kover. The Kover Note is guaranteed by MPK. The MPK and Kover Notes are subordinate to $1.6 million in financing received by MPK. The Kubec Guarantee is secured by a pledge of 20,000 shares of Common Stock of the Company owned by the Kubecs.

               The purchase was consummated pursuant to a Stock Purchase Agreement dated January 30, 1998, as amended (the "Agreement"). A copy of the Agreement is attached hereto as Exhibit 2.1 and incorporated hereby by this reference. The summary of the terms of the Agreement contained in this Form 8-K is qualified in its entirety by the more detailed information contained in the Agreement.

               Kover is a franchisee and franchisor of janitorial services to commercial businesses. Kover is a master franchisee of Coverall North America, Inc. with locations in Cleveland, Ohio, Pittsburgh, Pennsylvania, and South Florida. Its assets including accounts receivable, supplies, inventory, machinery and equipment and intangibles, such as contract rights remain intact.

               In connection with the closing, Phillip Kubec resigned as a member of the Board of Directors of the Company. Other than as stated there are no material relationships between the Company, MPK and Kubec.

               The amount of consideration paid by MPK for Kover was determined through arms-length negotiations between representatives of the Company and Kubec.

Item 7.  Financial Statements and Exhibits:

         (a)      Financial Statements of business acquired:

                  Not applicable

         (b)      Pro forma financial information:

                  Med/Waste, Inc. and Subsidiaries

                  (i) Pro Forma Consolidated Balance Sheet as of September 30, 1997

                  (ii) Pro Forma Consolidated Statement of Operations for the Nine Months Ended September 30, 1997

                  (iii) Pro Forma Consolidated Statement of Operations for the Year Ended December 31, 1996


         (c)      Exhibits.

                  2.1 Agreement dated January 30, 1998 by and between Med/Waste, Inc., The Kover Group, Inc., MPK Holdings, Ltd. and Phillip W. Kubec.

               Certain related transaction documents attached to the Stock Purchase Agreement are not being filed herewith. The Company undertakes to furnish a copy of any omitted exhibits to the Securities and Exchange Commission upon request pursuant to Item 601(b)(2) of Regulation S-B. The following is a list of the omitted exhibits to the Stock Purchase Agreement.

                                                                    EXHIBIT NO.
                                                                    -----------

      Amendment to Articles of Incorporation of Kover..................8.1
      $960,000 Promissory Note.........................................9.1
      $540,000 Promissory Note.........................................9.2
      Guaranty of MPK Holdings, Ltd....................................9.3
      Guaranty of Phillip W. Kubec and Melissa L. Kubec................9.4
      Pledge Agreement of MPK Holdings, Ltd............................9.5
      Pledge Agreement of Phillip W. Kubec and Melissa Kubec...........9.6

                                   SIGNATURES


               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          MED/WASTE, INC., Delaware corporation

DATE: February 17, 1998                   By: /s/ DANIEL A. STAUBER
                                              ---------------------------------
                                              DANIEL A. STAUBER,
                                              President/Chief Executive Officer

                        MED/WASTE, INC. AND SUBSIDIARIES
                       PRO FORMA CONSOLIDATED STATEMENTS
                                  (UNAUDITED)


The accompanying condensed consolidated pro forma financial statements illustrate the effect of the sale of 100% of the capital stock of The Kover Group Inc. ("Kover") on Med/Waste, Inc.'s and subsidiaries' ("Med/Waste") consolidated financial position and results of operations. On January 30, 1998, Med/Waste sold 100% of the capital stock of Kover.

The accompanying unaudited consolidated pro forma financial statements illustrate the effect of the sale ("Pro Forma") on Med/Waste's financial position and results of operations. The condensed consolidated balance sheet as of September 30, 1997 is based on the historical balance sheet of Med/Waste and assumes the sale took place on that date. The condensed consolidated statements of operations for the nine months ended September 30, 1997 and for the year ended December 31, 1996 are based on the historical statements of operations of Med/Waste for those periods. The pro forma condensed consolidated statements of operations assume the sale took place on January 1, 1996. Such unaudited pro forma condensed consolidated financial statements also reflect the use of proceeds to reduce the existing debt.

The unaudited pro forma condensed consolidated financial statements have been prepared by Med/Waste based upon assumptions deemed proper by it. The unaudited pro forma consolidated financial statements presented herein are shown for illustrative purposes only and are not necessarily indicative of the future financial position or future results of operations of Med/Waste or the results that would have actually occurred had the transaction been in effect for the periods presented. In addition, it should be noted that the Med/Waste's financial statements will reflect the disposition only from the actual closing date.

The unaudited pro forma condensed consolidated financial statements should be read in conjunction with the historical financial statements and related notes of Med/Waste.

MED/WASTE INC. & SUBSIDIARIES
Pro Forma Consolidated Balance Sheet
September 30, 1997

                                                                                 Pro Forma
                                                               -----------------------------------------------
                                             As Reported          Kover          Adjustments        Adjusted
                                             -----------       -----------       -----------       -----------
ASSETS
Cash & cash equivalents                        2,149,129             7,362         1,200,000 (1)     2,141,767
                                                                                  (1,200,000)(2)
A/R - net of allowance                         3,643,650           705,680                           2,937,970
N/R - Autoclave                                  152,306                                               152,306
N/R - from Franchisee - current portion        1,096,604         1,096,604                                   0
N/R - Other                                      342,246            47,268                             294,978
Inventory                                        171,869                                               171,869
Prepaid expenses                                 422,192            27,818                             394,374
                                              ----------       -----------                         -----------

Total current assets                           7,977,996         1,884,732                           6,093,264

Land                                             230,000                                               230,000
N/R Net of current portion & allowance         2,024,225         1,330,388         1,500,000 (1)     2,193,837
for uncollectible notes
Operating & office equipment, net              4,696,886           156,568                           4,540,318
Other assets                                     798,822            38,768                             760,054
Intangible assets, net                         1,901,519                                             1,901,519
                                              ----------       -----------       -----------       -----------
Total assets                                  17,629,448         3,410,456         1,500,000        15,718,992
                                              ==========       ===========       ===========       ===========

LIABILITIES & EQUITY
Liabilities
A/P & accrued liabilities                      1,014,570           146,588                             867,982
Due to parent                                                      403,518           403,518 (3)             0
Current portion of long term leases              525,866            13,333                             512,533
Current portion of notes payable               2,532,993           530,381        (1,200,000)(2)       802,612
Customer deposits & other liabilities             59,694                                                59,694
Deferred revenue on franchise sales               56,853            56,853
                                              ----------       -----------                         -----------
Total current liabilities                      4,189,976         1,150,673                           2,242,821

Notes payable less current portion             5,374,604                                             5,374,604
Long term lease obligations, less
current portion                                  372,603                                               372,603
                                              ----------       -----------                         -----------
Total Liabilities                              9,937,183         1,150,673                           7,990,028

Equity
Preferred stock                                      243                                                   243
Common stock                                       2,491                                                 2,491
Add'l Paid in Capital                          9,053,676                                             9,053,676
Subscription receivable - warrants              (187,895)                                             (187,895)
Retained earnings (deficit)                   (1,145,593)        2,259,783         2,700,000 (1)    (1,108,894)
                                                                                    (403,518)(3)
Less: Treasury stock                             (30,657)                                              (30,657)
                                              ----------       -----------       -----------       -----------
Total Stockholders Equity                      7,692,265         2,259,783                           7,728,964
                                              ----------       -----------       -----------       -----------

Total Liab. & Stockholders Equity             17,629,448         3,410,456         1,500,000        15,718,992
                                              ==========       ===========       ===========       ===========







      See notes to pro forma consolidated financial statements (unaudited)

MED/WASTE INC. & SUBSIDIARIES
Pro Forma Consolidated Statement of Operations for the nine months ended September 30, 1997


                                                                              Pro Forma
                                                             -------------------------------------------
                                          As Reported          Kover         Adjustments      Adjusted
                                          -----------        -----------     -----------     -----------
Revenues                                   16,076,376         8,696,100                       7,380,276

Operating costs & expenses:
   Operating costs                         11,487,361         6,648,810                       4,838,551
   Selling & administrative expenses        3,645,073         1,753,270                       1,891,803
   Amortization of intangibles                 59,390                                            59,390
                                          -----------       -----------                     -----------

Total operating costs & expenses           15,191,824         8,402,080                       6,789,744


Operating income                              884,552           294,020                         590,532

   Other, net                                (160,422)           85,260        90,000(2)        (62,869)
                                                                               92,813(4)
                                          -----------       -----------                     -----------

Net income                                    724,130           379,280                         527,663
                                          ===========       ===========                     ===========
Net income per share                              .16                                               .12
                                          -----------                                       -----------

Weighted average shares outstanding         4,496,137                                         4,496,137
                                          ===========                                       ===========




      See notes to pro forma consolidated financial statements (unaudited)

MED/WASTE INC. & SUBSIDIARIES
Pro Forma Consolidated Statement of Operations for the year ended December 31, 1996


                                                                              Pro Forma
                                                 As          --------------------------------------------
                                              Reported         Kover         Adjustments       Adjusted
                                            ------------     ----------      -----------     ------------
Revenues                                     17,435,287       12,565,590                        4,869,697

Operating costs & expenses:
   Operating costs                           12,880,793        9,473,710                        3,407,083
   Selling & administrative expenses          4,365,884        2,668,857         261,389 (3)    1,958,416
   Amortization of intangibles                   43,819                                            43,819
                                            -----------       ----------      ----------       ----------

Total operating costs & expenses             17,290,496       12,142,567         261,389        5,409,318

Operating income (loss)                         144,791          423,023                         (539,621)

   Other, net                                    70,535                          120,000 (2)      314,285
                                                                                 123,750 (4)
                                            -----------       ----------      ----------       ----------
Net income                                      215,326          423,023         (17,639)        (225,336)
                                            ===========       ==========      ==========       ==========

Net income (loss) per share                         .11                                              (.11)
                                            -----------                                        ----------

Weighted average shares outstanding           2,043,065                                         2,043,065
                                            ===========                                        ==========














            See notes to pro forma financial statements (unaudited)

                        MED/WASTE, INC. AND SUBSIDIARIES
                       PRO FORMA CONSOLIDATED STATEMENTS
                                  (UNAUDITED)



The pro forma adjustments to the condensed consolidated balance sheet and statements of operations are as follows:

Note 1 - To reflect the sale of 100% of the capital stock of the Kover Group, Inc. ("Kover") for $2,700,000, of which $1,200,000 was paid at closing and the balance of $1,500,000 in two 8.25% promissory notes. The actual gain or loss to be recorded as of January 30, 1998 will differ from the estimated pro forma gain or loss in the September 30, 1997 pro forma financial statements. Such gain or loss on the sale has been excluded from the accompanying pro forma consolidated statements of operations as it represents a direct, nonrecurring effect of the transaction. The actual gain or loss is not anticipated to be material to Med/Waste's annual consolidated results of operations.

Note 2 - To reduce outstanding borrowings and related interest expense as a result of the use of the $1,200,000 cash proceeds.

Note 3 - To adjust for corporate overhead allocated to Kover in 1996. No allocation was made in 1997.

Note 4 - To reflect interest income at 8.25% per year from the seller promissory notes.